UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2009

Bio-Imaging Technologies, Inc.
 (Exact name of registrant as specified in its charter)

Delaware	001-11182	11-2872047
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

826 Newtown-Yardley Road, Newtown, PA	18940
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (267) 757-3000

Not applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☑ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Form 8-K sets forth those material amended terms to that certain Agreement and Plan of Merger by and among Bio-Imaging Technologies, Inc. (the “Company”), BioClinica Acquisition, Inc., a newly formed wholly-owned subsidiary of the Company (“Merger Sub”), and etrials Worldwide, Inc. (“etrials”) (the “Merger Agreement”) dated as of May 4, 2009 and described in the Form 8-K filed by the Company on May 5, 2009 (the “Initial Filing”). This Form 8-K is being filed to reflect the material terms of that certain Amendment No. 2 to Agreement and Plan of Merger (“Amendment No. 2”) dated as of May 19, 2009.

Item 1.01. Entry into a Material Definitive Agreement.

On May 19, 2009, the Company and etrials, in response to an unsolicited offer received by etrials from an unrelated third party, executed Amendment No. 2 which increased the cash portion of the consideration to be offered to etrials’ stockholders under the Merger Agreement from $0.15 to $0.62 per share. Pursuant to the Merger Agreement, as amended by Amendment No. 2, the Merger Sub will commence a tender offer (the “Offer”) to acquire all of the outstanding shares of common stock of etrials (the “Shares”) in exchange for: (i) $0.62 in cash, without interest, (ii) 0.124 newly issued shares of the Company’s common stock, par value $0.00025 per share, and (iii) 0.076 newly issued shares of the Company’s Series A-1 Preferred Stock, par value $0.00025 per share (collectively, the “Offer Price”). The aggregate value of the Offer Price equates to $1.3564 per Share of etrials, which is calculated using the 20-day volume-weighted average price of Company common stock until the date ending May 15, 2009, which was $3.6821.

Following the consummation of the Offer, Merger Sub will merge with and into etrials (the “Merger”), and all Shares not acquired in the Offer (other than Shares held by the etrials’s holders who have properly exercised their dissenters’ rights under Section 262 of the Delaware General Corporation Law) will be converted into the right to receive the greater of (i) the Offer Price and (ii) the highest price per Share paid to any holder of etrials common stock pursuant to the Offer, in the same form of consideration paid (the “Merger Consideration”).

In addition to the foregoing change in the Offer Price, Amendment No. 2 amended and restated the following sections to reflect the following material changes. Except as set forth below the other terms of the Offer and the Merger as set forth in the Merger Agreement did not change:

•	Section 1.1(d): Pursuant to Amendment No. 2, etrials granted to the Company and Merger Sub an irrevocable option (the “Top-Up Option”) to purchase, at a per Share price equal to the greater of (i) $1.3564 and (ii) an amount equal to the highest price per Share paid pursuant to the Offer, up to that number of newly issued Shares that, when added to the number of Shares, directly or indirectly, owned by Bio-Imaging and Merger Sub constitutes one Share more than 90% of the Shares outstanding, on a fully diluted basis. The Top-Up Option is exercisable only after Bio-Imaging and Merger Sub own at least 80% of the outstanding Shares and prior to the fifth business day after the expiration date of the Offer or any subsequent offering period, and is not exercisable if the number of Shares that would need to be issued (taken together with the number of Shares outstanding, on a fully diluted basis) exceeds the number of authorized but unissued Shares;

•	Section 2.5: Section 2.5 of the Merger Agreement was amended to increase the dollar amount that would be paid for any fractional share created as a result of the Offer or the Merger to $3.6821; and

•	Section 8.3(b): Pursuant to Amendment No. 2, etrials will be required to pay the Company a termination fee equal to $500,000, plus reimburse the Company for reasonable out of pocket expenses up to $250,000.

Amendment No. 2 also amended the Certificate of Designation of Series A-1 Preferred Stock of the Company, which was attached to the Merger Agreement as Exhibit B, to change the Redemption Price, as defined in the Certificate of Designation, from $4.1622 to $4.0503. The Certificate of Designation was filed as Exhibit 4.1 to the Initial Filing and is incorporated in this report by reference.

In addition to Amendment No. 2, on May 15, 2009, the Company executed Amendment No. 1 to Agreement and Plan of Merger (“Amendment No. 1”) which further clarified certain provisions of the Merger Agreement related to the Treatment of Options and Restricted Stock, the Conversion of Securities and the Termination Fee. These clarifications are as follows:

•	Section 1.3(a) of the Merger Agreement was amended to delete an extraneous definition of the per share cash value to be paid in the Merger; the cash value, however, was not amended;

•	Section 2.1(a) of the Merger Agreement was amended to correct a typographical error;

•	Section 4.3(c) of the Merger Agreement was amended to correct a typographical error; and

•	Section 8.3(b) of the Merger Agreement was amended to set the termination fee required by this section at a set dollar amount of $300,000 rather than as 3% of the aggregate Merger Consideration (as that term is defined in the Merger Agreement).

The foregoing descriptions of Amendment No. 2, the Merger Agreement, the Series A-1 Preferred Stock, the Certificate of Designation of Series A-1 Preferred Stock and Amendment No. 1 are qualified in their entirety by reference to the full text of Amendment No. 2, which has been attached hereto as Exhibit 2.1 to provide investors with information regarding its terms, the Merger Agreement, which is attached as Exhibit 2.1 to the Initial Filing and is incorporated in this report by reference, the Certificate of Designation of Series A-1 Preferred Stock, which is attached as Exhibit 4.1 to the Initial Filing and is incorporated in this report by reference, and Amendment No. 1, which has been attached hereto as Exhibit 2.2.

Item 8.01 Other Events.

The Company and etrials issued a joint press release on May 20, 2009 announcing the execution of Amendment No. 2. A copy of the press release is included as Exhibit 99.1 to this report and is incorporated in this report by reference.

NOTICES

This announcement and the description contained herein are for informational purposes only and are not an offer to purchase or a solicitation of an offer to sell securities of etrials. The tender offer described herein has not yet been commenced. At the time the tender offer is commenced, the Company and Merger Sub intend to file a tender offer statement on a Schedule TO containing an offer to purchase, a letter of transmittal and other related documents with the Securities and Exchange Commission. At the time the tender offer is commenced, etrials intends to file with the Securities and Exchange Commission a solicitation/recommendation statement on Schedule 14D-9 and, if required, will file a proxy statement or information statement with the Securities and Exchange Commission in connection with the Merger, the second step of the transaction, at a later date. Such documents will be mailed to stockholders of record and will also be made available for distribution to beneficial owners of common stock of etrials. The solicitation of offers to buy Shares will only be made pursuant to the offer to purchase, the letter of transmittal and related documents. Stockholders are advised to read the offer to purchase and the letter of transmittal, the solicitation/recommendation statement, the proxy statement, the information statement and all related documents, if and when such documents are filed and become available, as they will contain important information about the tender offer and proposed Merger. Stockholders can obtain these documents when they are filed and become available free of charge from the Securities and Exchange Commission’s website at www.sec.gov, or from the information agent the Company selects. In addition, copies of the solicitation/recommendation statement, the proxy statement and other filings containing information about the Company, the tender offer and the Merger may be obtained, if and when available, without charge, by directing a request to Bio-Imaging Technologies, Inc., Attention: Investor Relations, 826 Newtown-Yardley Road, Newtown, Pennsylvania 18940, or on Bio-Imaging Technologies, Inc.’s corporate website at www.bioimaging.com.

Forward-Looking Statements

Certain comments contained herein are forward-looking in nature and are intended to constitute “forward-looking statements.” These forward-looking statements include, without limitation, statements regarding the consummation of the transaction, the expected closing date of the transaction, any other effect or benefit of the transaction and any other statements that are not historical facts. By their nature, forward-looking statements involve risks and uncertainties that could cause actual results to materially differ from those anticipated in the statements. For a discussion of additional risks and uncertainties that could impact the companies’ results, review the Bio-Imaging Technologies, Inc. and the etrials Worldwide, Inc. Annual Reports on Form 10-K for the year ended December 31, 2008 and other filings with the SEC. These risks and uncertainties include the satisfaction of the conditions to consummate the proposed acquisition, changes in laws or regulations and other factors and uncertainties discussed from time to time in reports filed by the companies with the SEC.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1	Amendment No. 2 to Agreement and Plan of Merger, dated as of May 19, 2009.

2.2	Amendment No. 1 to Agreement and Plan of Merger, dated as of May 15, 2009.

99.1	Joint Press Release, dated as of May 20, 2009, of Bio-Imaging Technologies, Inc. and etrials Worldwide, Inc. regarding execution of Amendment No. 2.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BIO-IMAGING TECHNOLOGIES, INC.

Dated: May 20, 2009	By:	/s/ Ted I. Kaminer

		Name:	Ted I. Kaminer
		Title:	Executive VP Finance and Administration and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Amendment No. 2 to Agreement and Plan of Merger, dated as of May 19, 2009.

2.2	Amendment No. 1 to Agreement and Plan of Merger, dated as of May 15, 2009.

99.1	Joint Press Release, dated as of May 20, 2009, of Bio-Imaging Technologies, Inc. and etrials Worldwide, Inc. regarding execution of Amendment No. 2.